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                                                                    EXHIBIT 23.1

                            CONSENT OF LEGAL COUNSEL


      We consent to the reference to us in this Post-Effective Amendment No. 1 to Registration Statement of Muslim Media Network, Inc. on Form SB-2, under the heading "Interest of Named Experts and Counsel" in the Prospectus, which is part of the Registration Statement.


                                 Driggers, Schultz & Herbst

                                 /s/ Driggers, Schultz & Herbst
                                 November 11, 2005